Property, equipment and leasehold improvement, net	12 Months Ended
Dec. 31, 2020
Property, equipment and leasehold improvement, net
Property, equipment and leasehold improvement, net

8.Property, equipment and leasehold improvement, net

The following is a summary of property, equipment and leasehold improvement, net:

	As of
	December 31,
	2019	2020
	RMB	RMB
Leasehold improvement	30,242	32,539
Machinery and equipment	32,963	57,329
Furniture and office equipment	5,571	5,657
Electronic equipment	26	125
Transportation equipment	—	871
Total property, equipment and leasehold improvement	68,802	96,521
Less: accumulated depreciation	(2,350)	(22,021)
Property, equipment and leasehold improvement, net	66,452	74,500

Depreciation expenses were nil,  RMB2,379 and RMB19,671 for the period from January 2, 2018 (date of inception) to December 31, 2018 and the years ended December 31, 2019 and 2020, respectively. No impairment charge was recognized for any of the periods presented.